Exhibit 10.1
Execution Version
$850,000,000
Dr Pepper Snapple Group, Inc.
$400,000,000 1.70% Senior Notes due 2011
$450,000,000 2.35% Senior Notes due 2012
Underwriting Agreement
December 14, 2009
Morgan Stanley & Co. Incorporated
UBS Securities LLC
     As Managers of the several Underwriters
     named in Schedule II hereto

c/o	Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036
Ladies and Gentlemen:
     Dr Pepper Snapple Group, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule II hereto (the “Underwriters”), for whom you are acting as managers (the “Managers”), $400,000,000 aggregate principal amount of its 1.70% Notes due 2011 (the “Notes due 2011”) and $450,000,000 aggregate principal amount of its 2.35% Notes due 2012 (the “Notes due 2012” and, together with the Notes due 2011, the “Securities”), to be issued under an indenture (the “Base Indenture”) to be dated as of December 15, 2009, between the Company and Wells Fargo Bank, N.A., as trustee (the “Trustee”), as supplemented by a first supplemental indenture (the “First Supplemental Indenture,” and, together with the Base Indenture, the “Indenture”) between the Company, the Guarantors (as defined below) and the Trustee. The Securities will be guaranteed (the “Guarantees”) on an unsecured unsubordinated basis by each of the entities (the “Guarantors”) listed on Schedule III hereto. If the firm or firms listed in Schedule II hereto include only the Managers listed in Schedule I hereto, then the terms “Underwriters” and “Managers” as used herein shall each be deemed to refer to such firm or firms.
     The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement (File No. 333-163697), including a prospectus, on Form S-3, relating to securities (the “Shelf Securities”), including the Securities, to be issued from time to time by the Company. The registration statement as amended to the date of this Agreement, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement,” and the related prospectus covering the Shelf Securities dated December 14, 2009 in the form first used to confirm sales of the Securities (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Basic Prospectus.” The Basic Prospectus, as supplemented by the prospectus supplement specifically relating to the Securities in the form first used to confirm sales of the Securities (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus,” and the term “preliminary prospectus” means any preliminary form of the Prospectus. For purposes of this Agreement, “Applicable Time” shall be the date and time set forth on Schedule I. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, “Time of Sale Prospectus” means the preliminary prospectus together with the free writing prospectuses, if any, each identified in Schedule I hereto, and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms “Registration Statement,” “Basic Prospectus,” “preliminary prospectus,” “Time of Sale Prospectus” and Prospectus shall include the documents, if any, incorporated by reference therein. The terms “supplement,” “amendment,” and “amend” as used herein with respect to the Registration Statement, the Basic Prospectus, the Time of Sale Prospectus, any preliminary prospectus or free writing prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein.
     1. Representations and Warranties. The Company represents and warrants to and agrees with each of the Underwriters as of the date hereof, as of the Applicable Time and as of the Closing Date (as defined in Section 4) that:
     (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission. If the Registration Statement is an automatic shelf registration statement as defined in Rule 405 under the Securities Act, the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) eligible to use the Registration Statement as an automatic shelf registration statement and the Company has not received notice that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement.
     (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Time of Sale Prospectus or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement as of the date hereof does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) the Registration Statement and the Prospectus comply, and as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (v) the Time of Sale Prospectus does not, and at the time of each sale of the Securities in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 4), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (vi) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Managers expressly for use therein.
     (c) The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule I hereto, and electronic road shows, if any, each furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any free writing prospectus.
     (d) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.
     (e) The financial statements and the related notes thereto included or incorporated by reference in each of the Time of Sale Prospectus and the Prospectus present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby; and the other financial information included in each of the Time of Sale Prospectus and the Prospectus presents fairly, in all material respects, the information shown thereby as of the dates indicated.
     (f) Except as otherwise disclosed in the Time of Sale Prospectus and the Prospectus, since the date of the most recent financial statements of the Company included or incorporated in each of the Time of Sale Prospectus and the Prospectus, (i) there has not been any change in the capital stock (other than as a result of exercises of stock options or issuances under employee benefit plans) or increases in long-term debt of the Company or any of its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, financial position, results of operations of the Company and its subsidiaries, taken as a whole; and (ii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company and its subsidiaries, except in the case of this clause (ii) for any such loss or interference that would not, individually or in the aggregate, have a material adverse effect on the business, financial position, results of operations or prospects of the Company and its subsidiaries, taken as a whole, or on the performance by the Company or the Guarantors of their obligations under the Securities and the Guarantees (a “Material Adverse Effect”).
     (g) The Company and the Guarantors have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect. The Company and the Guarantors have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged.
     (h) The Company has an authorized capitalization as set forth in each of the Time of Sale Prospectus and the Prospectus under the heading “Capitalization”; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been be duly and validly authorized and issued, are fully paid and non-assessable, except where the failure to be so authorized, issued, fully paid and non-assessable would not, individually or in the aggregate, have a Material Adverse Effect, and are owned directly or indirectly by the Company (except in the case of any foreign subsidiary, for directors’ qualifying shares), free and clear of any material lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.
     (i) The Company has full power and authority to execute and deliver this Agreement, the Securities and the Indenture (collectively, the “Company Transaction Documents”) and to perform its obligations hereunder and thereunder. Each Guarantor has full power and authority to execute and deliver the Indenture (including each Guarantee set forth in the Indenture) (collectively, the “Guarantor Transaction Documents” and, together with the Company Transaction Documents, the “Transaction Documents”). All action required to be taken by the Company for the due and proper authorization, execution and delivery of each of the Company Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken. All action required to be taken by each of the Guarantors for the due and proper authorization, execution and delivery of the Guarantor Transaction Documents and the consummation of the transactions contemplated thereby will have been duly and validly taken.
     (j) The Indenture has been duly authorized by the Company and the Guarantors and, when executed and delivered by the Company and the Guarantors, and assuming due authorization, execution and delivery thereof by the Trustee, will constitute a valid and legally binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”); the Indenture has been duly qualified under the Trust Indenture Act.
     (k) The Securities have been duly authorized by the Company and, when executed and delivered by the Company pursuant to the terms of this Agreement, and assuming due authentication thereof by the Trustee, will be duly executed, authenticated, issued and delivered as provided in the Indenture and, when paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.
     (l) The Guarantees have been duly authorized by the Guarantors and, when the Indenture has been executed and delivered by the Guarantors, will constitute valid and legally binding agreements of the Guarantors, enforceable against the Guarantors in accordance with their terms, subject to the Enforceability Exceptions.
     (m) This Agreement has been duly authorized, executed and delivered by the Company.
     (n) Each of the Transaction Documents conforms in all material respects to the descriptions thereof contained in each of the Time of Sale Prospectus and the Prospectus.
     (o) Neither the Company nor any of its subsidiaries are (i) in violation of their respective charters or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

     (p) The execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which it is a party, the issuance and sale of the Securities (including the Guarantees thereof) and compliance by the Company and each Guarantor, as applicable, with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Guarantors pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Guarantors is a party or by which the Company or any of the Guarantors is bound or to which any of the property or assets of the Company or any of the Guarantors is subject, (ii) result in any violation of the provisions of the charter or by laws or similar organizational documents of the Company or any of the Guarantors or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of the Guarantors, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect.
     (q) No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company and each Guarantor, as applicable, of each of the Transaction Documents to which it is a party, the issuance and sale of the Securities (including the Guarantees thereof) and compliance by the Company and each Guarantor with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and resale of the Securities by the Underwriters.
     (r) Except as described in each of the Time of Sale Prospectus and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company, or any of its subsidiaries is a party or to which any property or assets of the Company or any of its subsidiaries is the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would have a Material Adverse Effect; and to the knowledge of the Company or its subsidiaries, no such investigations, actions, suits or proceedings are threatened.

     (s) Deloitte & Touche LLP, who has audited certain combined financial statements of the Company, is an independent registered public accounting firm with respect to the Company within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.
     (t) The Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the Company and its subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances, claims and defects except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) would not, individually or in the aggregate, have a Material Adverse Effect.
     (u) Except as would not, individually or in the aggregate, have a Material Adverse Effect: (i) the Company and its subsidiaries own or possess the right to use all material patents, patent applications, trademarks, service marks, trade names, copyrights, know-how and trade secrets (collectively, “Intellectual Property”) necessary for the conduct of this respective businesses as currently conducted, and (ii) to the knowledge of the Company and its subsidiaries, the conduct of their respective businesses, as currently conducted does not infringe, misappropriate or otherwise conflict with any Intellectual Property of any third party, and (iii) the Company and its subsidiaries have not received any written notice of any claim against the Company or its subsidiaries concerning the foregoing.
     (v) Neither the Company nor any of the Guarantors is, and after giving effect to the offering and sale of the Securities and the application of the proceeds of the sale of the Securities as described in each of the Time of Sale Prospectus and the Prospectus, them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).
     (w) The Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof, except taxes that are being contested in good faith by appropriate proceedings and for which the Company or the applicable subsidiary has set aside an adequate reserve for its potential liability or to the extent the failure to pay such taxes or file such returns would not, individually or in the aggregate, have a Material Adverse Effect, and, except as would not, individually or in the aggregate, have a Material Adverse Effect, all such tax returns are true, complete and correct; and except as otherwise disclosed in each of the Time of Sale Prospectus and the Prospectus, there is no tax deficiency that has been asserted against the Company or any of its subsidiaries or any of their respective properties or assets that would, individually or in the aggregate, have a Material Adverse Effect.
     (x) The Company and its subsidiaries possess all licenses, certificates, permits or other authorizations (“Permits”) issued by appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in each of the Time of Sale Prospectus and the Prospectus, and have fulfilled all material obligations with respect to such Permits, except where the failure to possess such Permits or perform such obligations would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in each of the Time of Sale Prospectus and the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any Permit or has any knowledge that any such Permit will not be renewed in the ordinary course, except for such revocations, modifications or renewals as would not, individually or in the aggregate, have a Material Adverse Effect.
     (y) No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company or its subsidiaries, is contemplated or threatened, except as would not, individually or in the aggregate, have a Material Adverse Effect.
     (z) (i) The Company and its subsidiaries (x) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (z) have not received notice of any actual or potential liability under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, and (ii) there are no costs or liabilities associated with Environmental Laws relating to the Company or its subsidiaries, except in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as would not, individually or in the aggregate, have a Material Adverse Effect.

     (aa) Except as otherwise disclosed in the Time of Sale Prospectus and the Prospectus and as would not, individually or in the aggregate, have a Material Adverse Effect, (i) each employee benefit pension plan, within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) subject to Title IV of ERISA that is maintained and established by the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) (each, a “Pension Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Pension Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Pension Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code, whether or not waived, has occurred or is reasonably expected to occur; (iv) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (v) no “reportable event” (within the meaning of Section 4043(c) of ERISA) not waived by the PBGC has occurred or is reasonably expected to occur; and (vi) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to a Pension Plan or premiums to the PBGC, in the ordinary course and without default) with respect to the termination of a Pension Plan (or the withdrawal from a “multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA), except in the case of clauses (iii) and (iv) as disclosed in the Time of Sale Prospectus and the Prospectus.
     (bb) The Company maintains an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company maintains systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company maintains internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. At September 30, 2009, there were no material weaknesses in the Company’s internal controls over financial reporting.
     (cc) The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as the Company deems are adequate and customary for companies engaged in a similar business to protect the Company and its subsidiaries and their respective businesses; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.
     (dd) Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.
     (ee) Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in each of the Time of Sale Prospectus and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.
     (ff) The Company is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission adopted pursuant thereto as such rules and regulations currently apply to the Company (collectively, the “Sarbanes-Oxley Act”).
     (gg) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
     (hh) The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.
     (ii) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer or employee of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company and its subsidiaries have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.
     2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective principal amounts of Securities set forth in Schedule II hereto opposite its name at the purchase price set forth in Schedule I hereto.
     3. Public Offering. The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Securities as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company is further advised by you that the Securities are to be offered to the public upon the terms set forth in the Prospectus.
     4. Payment and Delivery. Payment for the Securities shall be made to the Company in Federal or other funds immediately available in New York City on the closing date and time set forth in Schedule I hereto, or at such other time on the same or such other date, not later than the fifth business day thereafter, as may be designated in writing by you. The time and date of such payment are hereinafter referred to as the “Closing Date.”
     Payment for the Securities shall be made against delivery to you on the Closing Date for the respective accounts of the several Underwriters of the Securities registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date, with any transfer taxes payable in connection with the transfer of the Securities to the Underwriters duly paid.
     5. Conditions to the Underwriters’ Obligations. The several obligations of the Underwriters are subject to the following conditions:
     (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:
     (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of the securities of the Company or any of its subsidiaries or in the rating outlook for the Company by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and
     (ii) there shall not have occurred any change, or any development involving a prospective change, in or affecting the business, properties, financial position, results of operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus as of the date of this Agreement that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Time of Sale Prospectus.
     (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.
     The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.
     (c) Baker Botts L.L.P., counsel for the Company, shall have furnished to the Managers, at the request of the Company, their written opinion and 10b-5 statement, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Managers, to the effect set forth in Exhibit A hereto.
     (d) James L. Baldwin, Jr., Executive Vice President and General Counsel of the Company, shall have furnished to the Managers, at the request of the Company, his written opinion and 10b-5 statement, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Managers, to the effect set forth in Exhibit B hereto.
     (e) The Underwriters shall have received on the Closing Date an opinion of Mayer Brown LLP, counsel for the Underwriters, dated such date, in form and substance reasonably satisfactory to the Managers.
     (f) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Deloitte & Touche LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.
     All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Managers.
     6. Covenants of the Company. The Company covenants with each Underwriter as follows:
     (a) To furnish to you, without charge, a signed copy of the Registration Statement (including exhibits thereto and documents incorporated by reference therein) and to deliver to each of the Underwriters during the period mentioned in Section 6(e) or 6(f) below, as many copies of the Time of Sale Prospectus, the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.
     (b) Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object.
     (c) To furnish to you a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which you reasonably object.
     (d) Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.
     (e) If the Time of Sale Prospectus is being used to solicit offers to buy the Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.
     (f) If, during such period after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.
     (g) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified, to take any action that would subject it generally to service of process in suits in any jurisdiction where it is not now subject or subject itself to taxation in any such jurisdiction where it is not now subject.
     (h) To make generally available to the Company’s security holders and to you as soon as practicable an earning statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.
     (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Securities under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including the filing fees payable to the Commission relating to the Securities (within the time required by Rule 456 (b)(1), if applicable), all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Securities by the National Association of Securities Dealers, Inc., (v) any fees charged by the rating agencies for the rating of the Securities, (vi) the cost of the preparation, issuance and delivery of the Securities, (vii) the costs and charges of any trustee, transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the document production charges and expenses associated with printing this Agreement and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 entitled “Indemnity and Contribution,” and the last paragraph of Section 10 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.
     (j) If the third anniversary of the initial effective date of the Registration Statement occurs before all the Securities have been sold by the Underwriters, prior to the third anniversary to file a new shelf registration statement and to take any other action necessary to permit the public offering of the Securities to continue without interruption; references herein to the Registration Statement shall include the new registration statement declared effective by the Commission;
     (k) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase or otherwise acquire debt securities of the Company substantially similar to the Securities (other than (i) the Securities, (ii) commercial paper issued in the ordinary course of business or (iii) securities or warrants permitted with the prior written consent of the Manager identified in Schedule I with the authorization to release this lock-up on behalf of the Underwriters).
     (l) To prepare a final term sheet relating to the offering of the Securities, in the form of Schedule IV hereto, and to file such final term sheet within the period required by Rule 433(d)(5)(ii) under the Securities Act following the date the final terms have been established for the offering of the Securities.
     7. Covenants of the Underwriters. Each Underwriter severally covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.
     8. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, its directors and officers, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.
     (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus or the Prospectus or any amendment or supplement thereto. The Company acknowledges that the statements set forth in the fourth (regarding selling concessions and reallowances), sixth (regarding over-allotment, syndicate covering transactions and stabilizing transactions), seventh (regarding penalty bids) and eighth (effect of stabilization transactions) paragraphs under the heading “Underwriting” and the two paragraphs under the heading “Underwriting—Conflicts of Interest” in any preliminary prospectus and the Prospectus constitute the only information relating to an Underwriter furnished to the Company in writing by an Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus or the Prospectus or any amendment or supplement thereto.
     (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Manager authorized to appoint counsel under this Section set forth in Schedule I hereto, in the case of parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.
     (d) To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters bear to the aggregate initial public offering price of the Securities as set forth in the Prospectus. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amounts of Securities they have purchased hereunder, and not joint.
     (e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.
     (f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.
     9. Termination. The Underwriters may terminate this Agreement by notice given by you to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States or through the Euroclear

System or Clearstream shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause 9, makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.
     10. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.
     If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule II bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
     If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.
     11. Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Securities, represents the entire agreement between the Company and the Underwriters with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Securities.
     (b) The Company acknowledges that in connection with the offering of the Securities: (i) the Underwriters have acted at arms length, are not agents of, and owe no fiduciary duties to, the Company or any other person, (ii) the Underwriters owe the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Underwriters may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.
     12. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
     13. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.
     14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement
     15. Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Managers shall be delivered, mailed or sent to Morgan Stanley & Co. Incorporated, 1585 Broadway, 29th Floor, New York, New York 10036 facsimile number: (212) 507-8999 (Attention: Investment Banking Division), to UBS Securities LLC, 677 Washington Blvd, Stamford, Connecticut 06901, facsimile number: (203) 719-0495 (Attention: Fixed Income Syndicate ); and if to the Company shall be delivered, mailed or sent to Dr Pepper Snapple Group, Inc., 5301 Legacy Drive, Plano, Texas 75024 facsimile number: (972) 673-7879 (Attention: John Stewart, Executive Vice President & Chief Financial Officer).
[Remainder of page left intentionally blank; signatures appear on next page.]

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours, DR PEPPER SNAPPLE GROUP, INC.
By:	/s/ John O. Stewart
	Name:	John O. Stewart
	Title:	Executive Vice President and Chief Financial Officer

Accepted as of the date hereof

MORGAN STANLEY & CO. INCORPORATED UBS SECURITIES LLC Acting severally on behalf of themselves and the several Underwriters named in Schedule II hereto MORGAN STANLEY & CO. INCORPORATED
By:	/s/ Yurij Slyz
	Name:	Yurij Slyz
	Title:	Vice President

UBS SECURITIES LLC
By:	/s/ Christian Stewart
	Name:	Christian Stewart
	Title:	Managing Director, UBS Investment Bank

By:	/s/ Michael Kochis
	Name:	Michael Kochis
	Title:	Associate Director, UBS Securities LLC

SCHEDULE I

Managers:	Morgan Stanley & Co. Incorporated UBS Securities LLC

Manager authorized to release lock-up under Section 2:	Morgan Stanley & Co. Incorporated

Manager authorized to appoint counsel under Section 8(c):	Morgan Stanley & Co. Incorporated

Applicable Time:	3:45 p.m., EST, on December 14, 2009

Indenture:	Indenture dated as of December 15, 2009 between the Company and the Trustee

Trustee:	Wells Fargo Bank, N.A.

Registration Statement File No.:	333-163697

Time of Sale Prospectus	Basic Prospectus dated December 14, 2009 relating to the Shelf Securities the preliminary prospectus supplement dated December 14, 2009 relating to the Securities final term sheet dated December 14, 2009 relating to the Securities

Securities to be purchased:	$400,000,000 1.70% Senior Notes due 2011;
$450,000,000 2.35% Senior Notes due 2012

Aggregate Principal Amount:	$850,000,000

Purchase Price:	99.699% of the principal amount of the Notes due 2011, plus accrued interest, if any, from December 21, 2009; and 99.688% of the principal amount of the Notes due 2012, plus accrued interest, if any, from December 21, 2009

I-1

Maturity:	December 21, 2011; and December 21, 2012

Interest Rate:	1.70% per annum for the Notes due 2011, accruing from December 21, 2009; and 2.35% per annum for the Notes due 2012, accruing from December 21, 2009

Interest Payment Dates:	June 21 and December 21, commencing June 21, 2010

Closing Date and Time:	December 21, 2009 10:00 a.m.

Closing Location:	Mayer Brown LLP
1675 Broadway
New York, New York 10019

I-2

SCHEDULE II

	Principal Amount of	Principal Amount of
	Notes due 2011 To	Notes due 2012
Underwriter	Be Purchased	To Be Purchased

Morgan Stanley & Co. Incorporated	$160,000,000	$180,000,000
UBS Securities LLC	160,000,000	$180,000,000
Banc of America Securities LLC	20,000,000	22,500,000
Goldman, Sachs & Co.	20,000,000	22,500,000
J.P. Morgan Securities Inc.	20,000,000	22,500,000
Wells Fargo Securities, LLC	20,000,000	22,500,000

Total	$400,000,000	$450,000,000

II-1

Schedule III
List of Guarantors
234DP Aviation, LLC
A&W Concentrate Company
Americas Beverages Management GP
AmTrans, Inc.
Berkeley Square U.S., Inc.
Beverage Investments LLC
Beverages Delaware Inc.
DP Beverages Inc.
DPS Americas Beverages Investments, Inc.
DPS Americas Beverages, LLC
DPS Beverages, Inc.
DPS Business Services, Inc.
DPS Finance II, Inc.
DPS Holdings Inc.
DPS Holdings U.S.
Dr Pepper Company
Dr Pepper/Seven-Up Beverage Sales Company
Dr Pepper/Seven Up Manufacturing Company
Dr Pepper/Seven Up, Inc.
High Ridge Investments US, Inc.
International Beverage Investments GP
International Investments Management LLC
Mott’s General Partnership
Mott’s LLP
MSSI LLC
Nantucket Allserve, Inc.
Nuthatch Trading US, Inc.
Pacific Snapple Distributors, Inc.
Royal Crown Company, Inc.
Snapple Beverage Corp.
Snapple Distributors, Inc.
Splash Transport, Inc.
The American Bottling Company

III-1

Schedule IV
Form of Final Term Sheet
Supplementing the Preliminary Prospectus
Supplement dated December 14, 2009
(To Prospectus dated December 14, 2009)
$850,000,000
Dr Pepper Snapple Group Inc.
$400,000,000 1.70% Senior Notes due 2011
$450,000,000 2.35% Senior Notes Due 2012
Final Term Sheet
December 14, 2009

	1.70% Senior Notes due 2011	2.35% Senior Notes due 2012
Issuer:	Dr Pepper Snapple Group, Inc.	Dr Pepper Snapple Group, Inc.
Security:	1.70% Senior Notes due 2011	2.35% Senior Notes due 2012
Size:	$400,000,000	$450,000,000
Maturity Date:	December 21, 2011	December 21, 2012
Coupon (Interest Rate):	1.70%	2.35%
Interest Payment Dates:	Each June 21 and December 21, beginning on June 21, 2010.	Each June 21 and December 21, beginning on June 21, 2010.
Price to Public (Issue Price):	99.924%	99.963%
Trade Date:	December 14, 2009	December 14, 2009
Settlement Date (T+5):	December 21, 2009	December 21, 2009
Yield to Maturity:	1.739%	2.363%
Benchmark Treasury:	UST 0.75% due November 30, 2011	UST 1.125% due December 15, 2012

Benchmark Treasury Price and Yield:	99-26+; 0.839%	99-12+; 1.333%
Spread to Benchmark Treasury:	0.90% (90 basis points)	1.03% (103 basis points)
Make-Whole Call:	T+ 15 basis points.	T+ 20 basis points.
CUSIP Number:	26138E AK5	26138E AL 3
Joint Book-Running Managers:	Morgan Stanley & Co. Incorporated UBS Securities LLC	Morgan Stanley & Co. Incorporated UBS Securities LLC

Co-Managers:	Banc of America Securities LLC	Banc of America Securities LLC
	Goldman, Sachs & Co.	Goldman, Sachs & Co.
	J.P. Morgan Securities Inc.	J.P. Morgan Securities Inc.
	Wells Fargo Securities, LLC	Wells Fargo Securities, LLC

Ratings:	Moody’s:Baa3 (Stable Outlook/Positive Watch)	Moody’s: Baa3 (Stable Outlook/Positive Watch)
	S&P: BBB- (Positive Outlook/Positive Watch)	S&P: BBB- (Positive Outlook/Positive Watch)

Note:	A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer

V-1

participating in the offering will arrange to send you the prospectus if you request it by calling Morgan Stanley & Co. Incorporated toll free at 1-866-718-1649 or UBS Securities LLC toll-free at 1-877-827-6444, ext. 561-3884.

V-2

Exhibit A
Opinion of Baker Botts L.L.P., counsel for the Company, pursuant to Section 6(c)
     (i) The Company has full power and authority to execute and deliver this Agreement, the Securities and the Indenture (collectively, the “Company Transaction Documents”) and to perform its obligations hereunder and thereunder. All action required to be taken by the Company for the due and proper authorization, execution and delivery of each of the Company Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.
     (ii) This Agreement has been duly authorized, executed and delivered by the Company.
     (iii) The Base Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by Trustee, constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”); the Base Indenture has been duly qualified under the Trust Indenture Act.
     (iv) The First Supplemental Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Guarantors and the Trustee, constitutes a valid and legally binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, subject to the Enforceability Exceptions.
     (v) The Securities have been duly authorized, executed and delivered by the Company and, assuming due authentication thereof by the Trustee, constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.
     (vi) Assuming the Guarantees have been duly authorized, executed and delivered by the Guarantors, the Guarantees constitute valid and legally binding agreements of the Guarantors, enforceable against the Guarantors in accordance with their terms, subject to the Enforceability Exceptions.

Exhibit A, Page 1

     (vii) Each of the Transaction Documents conforms in all material respects to the descriptions thereof contained in each of the Time of Sale Prospectus and the Prospectus.
     (viii) The execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which it is a party, the issuance and sale of the Securities (including the Guarantees thereof) and compliance by the Company and each Guarantor, as applicable, with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not result in the violation of any law or statute of the United States or the State of New York or, to our knowledge following inquiry of the Company’s management, any judgment, order, rule or regulation of any United States or New York court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of the Guarantors, except for any such violation that would not, individually or in the aggregate, have a Material Adverse Effect.
     (ix) No consent, approval, authorization, order, registration or qualification of or with any United States federal or New York State governmental or regulatory authority or, to our knowledge following inquiry of the Company’s management, any United States federal or New York State court or arbitrator is required for the execution, delivery and performance by the Company and each Guarantor, as applicable, of each of the Transaction Documents to which it is a party, the issuance and sale of the Securities (including the Guarantees thereof) and compliance by the Company and each Guarantor with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and resale of the Securities by the Underwriters.
     (x) The statements in the Time of Sale Prospectus and the Prospectus under the captions “Description of the Notes,” “Description of the Debt Securities,” and “Underwriting,” insofar as such statements constitute summaries of documents referred to therein, fairly summarize in all material respects the documents referred to therein.
     (xi) The statements in the Time of Sale Prospectus and the Prospectus under the captions “Material U.S. Federal Income Tax Considerations,” insofar as such statements constitute summaries of legal matters referred to therein, fairly summarize in all material respects the legal matters referred to therein.
     (xii) Neither the Company nor any of the Guarantors is, and after giving effect to the offering and sale of the Securities and the application of the proceeds of the sale of the Securities as described in each of the Time of Sale Prospectus and the Prospectus, them will be, an “investment company” or an entity

Exhibit A, Page 2

“controlled” by an “investment company” within the meaning of the Investment Company Act.
     (xiii) The Registration Statement has become effective under the Act; any required filing of the Base Prospectus, any preliminary prospectus and the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); any required filing of any Issuer Free Writing Prospectus pursuant to Rule 433 has been made in the manner and within the time period required by Rule 433; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued, no proceedings for that purpose have been instituted or threatened.
     (xiv) The Registration Statement and the Prospectus (except for the financial statements, financial statement footnotes and financial schedules and other financial and statistical data included therein and except for that part of the Registration Statement that constitutes the Form T-1, as to which such counsel need not express any opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.
     (xv) Each document filed pursuant to the Exchange Act and incorporated by reference in the Time of Sale Prospectus or the Prospectus (except for the financial statements, financial statement footnotes and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) appeared on its face to be appropriately responsive as of its filing date in all material respects to the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder.
     Such counsel shall also state that nothing has come to their attention that causes such counsel to believe that (i) any part of the Registration Statement, when such part became effective, (except for the financial statements, financial statement footnotes and financial schedules and other financial and statistical data included therein and except for that part of the Registration Statement that constitutes the Form T-1, as to which such counsel need not express any belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Time of Sale Prospectus (except for the financial statements, financial statement footnotes and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) as of the Applicable Time, contained any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading or (iii) the Prospectus (except for the financial statements, financial statement footnotes and financial schedules and other financial and

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statistical data included therein, as to which such counsel need not express any belief), as of its date and as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading.

Exhibit A, Page 4

Exhibit B
Opinion of James L. Baldwin, Jr., Executive Vice President and
General Counsel of the Company, pursuant to Section 6(c)
     (i) The Company and the Guarantors have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, and to the best of his knowledge, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect. The Company and the Guarantors have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged.
     (ii) Each Guarantor has full power and authority to execute and deliver the First Supplemental Indenture (including each Guarantee set forth in the Indenture) (collectively, the “Guarantor Transaction Documents” and, together with the Company Transaction Documents, the “Transaction Documents”). All action required to be taken by each of the Guarantors for the due and proper authorization, execution and delivery of the Guarantor Transaction Documents and the consummation of the transactions contemplated thereby will have been duly and validly taken.
     (iii) The Company has an authorized capitalization as set forth in each of the Time of Sale Prospectus and the Prospectus under the heading “Capitalization”; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non- assessable, except where the failure to be so authorized, issued, fully paid and non- assessable would not, individually or in the aggregate, have a Material Adverse Effect, and are owned directly or indirectly by the Company (except in the case of any foreign subsidiary, for directors’ qualifying shares), free and clear of any material lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.
     (iv) To my knowledge, except as described in each of the Time of Sale Prospectus and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is the subject that, individually, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect; and to my knowledge, no such investigations, actions, suits or proceedings are threatened.

Exhibit B, Page 1

     (v) The First Supplemental Indenture has been duly authorized, executed and delivered by Guarantors.
     (vi) The Guarantees have been duly authorized, executed and delivered by the Guarantors.
     (vii) The execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which it is a party, the issuance and sale of the Securities (including the Guarantees thereof) and compliance by the Company and each Guarantor, as applicable, with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Guarantors pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Guarantors is a party or by which the Company or any of the Guarantors is bound or to which any of the property or assets of the Company or any of the Guarantors is subject, (ii) result in any violation of the provisions of the charter or bylaws or similar organizational documents of the Company or any of the Guarantors or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of the Guarantors, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect.
     (viii) No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company and each Guarantor, as applicable, of each of the Transaction Documents to which it is a party, the issuance and sale of the Securities (including the Guarantees thereof) and compliance by the Company and each Guarantor with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and resale of the Securities by the Underwriters.
     Such counsel shall also state that nothing has come to his attention that causes him to believe that (i) any part of the Registration Statement, when such part became effective, (except for the financial statements, financial statement footnotes and financial schedules and other financial and statistical data included therein and except for that part of the Registration Statement that constitutes the Form T-1, as to which such counsel need not express any belief) contained any

Exhibit B, Page 2

untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Time of Sale Prospectus (except for the financial statements, financial statement footnotes and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) as of the Applicable Time, contained any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading or (iii) the Prospectus (except for the financial statements, financial statement footnotes and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief), as of its date and as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading.

Exhibit B, Page 3